UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2023

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Carnegie Ave, 4th Floor

Cleveland, OH 44103

(Address of principal executive offices) (Zip Code)

(646) 813-4701

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) New Independent Registered Public Accounting Firm

On October 17, 2023, the Audit Committee (the “Committee”) of the Board of Directors of Abeona Therapeutics, Inc. (“we,” “our,” “us,” or the “Company”) approved the engagement of Deloitte & Touche LLP (“Deloitte”), to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 with such appointment to be effective as of October 17, 2023.

During the years ended December 31, 2022 and 2021, and the subsequent interim period through the date of this Current Report, neither we nor anyone acting on our behalf consulted with Deloitte regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

(b) Previous Independent Registered Public Accounting Firm

On October 16, 2023, Whitley Penn LLP (“Whitley Penn”) was informed that the Committee approved Whitley Penn’s dismissal as the Company’s independent registered public accounting firm with such dismissal to be effective immediately.

Whitley Penn’s reports on our consolidated financial statements for each of our fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through the date of this Current Report: (i) there were no disagreements between the Company and Whitley Penn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Whitley Penn’s satisfaction, would have caused Whitley Penn to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Whitley Penn with a copy of the foregoing disclosures and have requested that Whitley Penn furnish us with a letter addressed to the United States Securities and Exchange Commission stating that it agrees with the above disclosures. Attached as Exhibit 16.1 is a copy of that letter, dated October 17, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Whitley Penn addressed to the United States Securities and Exchange Commission, dated October 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano
Title:	Chief Financial Officer

Date: October 18, 2023

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